Note 7 - Share Capital (Tables)	9 Months Ended
Sep. 30, 2018
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2018	2017	2018	2017

Net loss	$(5,531)	$(2,640)	$(22,607)	$(8,373)
Weighted-average common shares – basic and diluted	34,587	24,061	32,039	20,954
Net loss per share – basic and diluted	$(0.16)	$(0.11)	$(0.71)	$(0.40)